2023 Investor Day September 14, 2023

Safe Harbor This presentation and the accompanying oral commentary have been prepared by PowerSchool for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise, or representation by the presenter or PowerSchool or any officer, director, employee, agent, or advisor of PowerSchool. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and the accompanying oral commentary speak only as of the date set forth on the cover page of this presentation. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including our financial outlook and descriptions of our business plan and strategies. Forward-looking statements are based on PowerSchool management’s beliefs, as well as assumptions made by, and information currently available to, them. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: potential effects on our business of the COVID-19 pandemic; our history of cumulative losses; competition; our ability to attract new customers on a cost-effective basis and the extent to which existing customers renew and upgrade their subscriptions; our ability to sustain and expand revenues, maintain profitability, and to effectively manage our anticipated growth; our ability to retain, hire and integrate skilled personnel including our senior management team; our ability to identify acquisition targets and to successfully integrate and operate acquired businesses; our ability to maintain and expand our strategic relationships with third parties, including with state and local government entities; the seasonality of our sales and customer growth; our reliance on third-party software and intellectual property licenses; our ability to obtain, maintain, protect and enforce intellectual property protection for our current and future solutions; and the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions. Additional information concerning these and other risk factors can be found in our filings with the Securities and Exchange Commission. We caution you that the factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our operations in the way we expect. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here. All forward-looking statements reflect our beliefs and assumptions only as of the date of this presentation. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Non-GAAP Financial Metrics The Company uses certain non-GAAP financial measures in discussing the Company’s performance. The reconciliation of those measures to the most comparable GAAP measures is detailed in the Company’s Form 10-K, which is available at www.powerschool.com. These non-GAAP financial measures have their limitations as an analytical tool, and you should not consider them in isolation, or as a substitute for analysis of our results as reported under GAAP. Because of these limitations, these non-GAAP financial measures should not be considered as a replacement for their respective comparable financial measures, as determined by GAAP, or as a measure of our profitability or liquidity. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP measures only for supplemental purposes. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, see the appendix. This presentation and the accompanying oral commentary may contain statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and products and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business and products. 2

Today’s Agenda 9:05 am PowerSchool’s Unique Positioning for Sustainable, Profitable Growth Hardeep Gulati | Chief Executive Officer 9:50 am Innovating for Long Term Growth Shivani Stumpf | Head of New Solutions & Innovation 10:15 am Q&A Session Exec Team 10:35 am Break 10:45 am Multiple Sales Drivers Tony Kender | Chief Revenue Officer 11:10 am Financial Overview Eric Shander | President & Chief Financial Officer 11:40 am Q&A Session Exec Team 12:10 pm Lunch 3

Uniquely Positioned For Sustainable, Profitable Growth Hardeep Gulati CEO

PowerSchool Brand Video 5

What Drives PowerSchool 6 PowerSchool’s Mission To power the education ecosystem with unified personalized solutions that help educators and students realize their full potential PowerSchool’s Vision Personalize education for every student journey

PowerSchool at a Glance: Profile of a Market Leader

Metrics as of June 2023

Strong Performance Metrics

ARR	Adj. EBITDA (LTM)	NRR Rate
$636M +10% y/y growth	$216M 33% margin	109%

Leading Presence in K-12

Customers	Students	Districts
15,000+ state, district, and school customers	50M+ students reached ~80% of students in U.S. and Canada	90%+ of largest U.S. school districts as customers

Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics.

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What We Are Hearing From The Street and Plan to Address Today

- Can you continue driving double digit growth and consistent business performance?
- How do we rationalize your ~80% reach with 6% market share?
- How do you get the 1-2 product customer to 3, 4, 5+ products?
- Is AI a risk or a tailwind for the PowerSchool platform?
- How will International and Personalized Education solutions add to your growth?
- Will the education software market slow down when stimulus dollars end?
- What is your long-term margin profile?
- What does the next three years look like from a growth standpoint?

PowerSchool

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The PowerSchool Advantage 9 Market Leader with Strong Financial Performance Strong Growth Trajectory Well Positioned in Attractive Market Significant Future Growth Opportunities

The PowerSchool Advantage 10 Market Leader with Strong Financial Performance Strong Growth Trajectory Well Positioned in Attractive Market Significant Future Growth Opportunities

11 Decades of Platform Investment Creates Strong Moat 1997 - 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023+ SIS Enrollment Special Ed ERP Talent Assessments LMS Analytics College & Career Readiness Attendance Curriculum & Instruction Behavior Leading Student Information System (SIS) Platform Expansion End-to-End Platform 25+ Years Building Strong Moat Communications 1 1) Pending completion of SchoolMessenger acquisition.

Empowering Educators, Administrators, and Families 12 COUNSELING STUDENT SUPPORT INSTRUCTION HR IT ADMINISTRATION

Unparalleled Presence in Core Markets 13 ~50M Students benefiting Student Coverage Customer Base ~80% of Students In U.S. & Canada 90%+ of top 100 districts in U.S. District Coverage 15,000+ customers In 98 countries 35+ State and territory-wide contracts

253 Million Periods of Attendance Taken 884 Million Parent Engagements Improving Education Outcomes For 50M+ Students 186 Million Assignments in Schoology Learning 8 Million Enrollment Forms Submitted 40 Million Educator Jobs Posted 35 Million Student Sessions in Naviance 271 Million Teacher-Created Formative Assessments 8 Million Professional Development Courses Taken 7 Million Substitute Postings Filled 14Data shown is usage of PowerSchool products for the school year 2022-2023.

$231 $429 2019 2022 $93 $196 2019 2022 $19 $104 2019 2022 Demonstrating Significant Operating Leverage 15 +20% CAGR +23% CAGR +28% CAGR +75% CAGR 63% 68% 25% 31% 5% 16% $365 $631 2019 2022 Revenue Adj Gross Profit Adj EBITDA Free Cash Flow Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics.

The PowerSchool Advantage 16 Market Leader with Strong Financial Performance Strong Growth Trajectory Well Positioned in Attractive Market Significant Future Growth Opportunities

Significant Spending on Education Worldwide 17 Vast Education Market Representing 6% of Global GDP 12% 41% 6% 30% 11% $6 Trillion $8 Trillion 2022 2030E K-12 Accounts for 53% of Market $6 Trillion (2022) K-12 Rest of World ~$2.5T K-12 U.S. ~$750B Pre-K Higher Education Corporate & Lifelong Source: Morgan Stanley Research, May 2023.

$0 $100 $200 $300 $400 $500 $600 $700 $800 Durable Market That is Underinvested in Tech 18 Global Financial Crisis U.S. Public K-12 Expenditures 1 Long Penetration Runway $Billion Steadfast U.S. Funding of $700+ Billion Salaries Benefits Instruction Student Support Operations Administration Food Transportation Software 97% $717B Diversified Funding Sources 47% 7% 30% 16% K-12 Funding Sources (U.S.) 2 State Federal Local Property Tax Local Other 1) Source: U.S. Department of Education, National Center for Education Statistics. 2) U.S. Census Bureau, 2020. 3) U.S. Department of Education (covid-relief-data.ed.gov), as of May 31, 2023. U.S. Public K-12 Expenditures 4 1% $10B Other IT 2% $12B * 4) Source: U.S. Department of Education, National Center for Education Statistics; Gartner - Enterprise IT Spending by Vertical Industry Market, Worldwide, 2020-2026 (September 2022). Add’l $70B of federal ESSER funds remain available through Sept 2024 3

Built to Solve the Challenges Facing K-12 Education 19 Personalize pathways for each studentStudents Student learning loss Teachers Teachers over-extended Data Security Increasing data breaches Inefficiency Inefficient operations Technology Chaotic technology strategies Streamline testing and administration so teachers can focus on educating Remove data silos, streamline back-office processes Embedded and certified application infrastructure security to protect student data Full-spectrum technologies that are integrated and platformed Challenge Solution of 4th graders are proficient in math 1 of teachers are considering retiring early 2 Student records affected by data breaches since 2005 3 challenge for districts is connecting data across systems 4 of parents say they must navigate 2-6 systems to access information 4 55% Only 36% 70% 1) Source: Nation’s Report Card, November 2022. 2) Source: NPR, February 2022. 3) Source: comparitech, April 2023. #1 4) Source: PowerSchool 2023 Education Focus Report. 32M

Our Unique Value Proposition for K-12


Mission Critical Systems, Key to Funding
Attendance Systems
Health Data
LMS
Operational Performance
Assessment
Registration
Special Education
Gradebook
Messaging
SIS
System of Record
Federal Agency
State Agency

PowerSchool Differentiators		
1	**Most comprehensive platform**	One solution for all operational, classroom, teacher, and data solutions
2	**Award-winning capabilities**	Leadership and depth of functionality in each domain
3	**Mission critical**	Solutions deployed across the district, required for federal/state compliance
4	**Proven, scalable, secure and extensible**	Scale to districts across geos/size, significant investment in security and cloud
5	**Improves student and teacher outcomes**	Unified platform, experience & insights key to whole child engagement and outcomes

PowerSchool
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Data and Experience Silos Restrict Student and Teacher Success 21 Unified platform to integrate experience and generate insights from connected data K-12 Enterprise Software Student Attendance Data ERP Talent Management SIS Compliance Reporting College Career Planning Analytics LMS Applications Assessment Data Communities

Platform Provides Distinctive Market Position

Other Companies – Limited Point Solutions		PowerSchool
Student Information	Follett Aspen SIS, Infinite Campus, Skyward, Synergy Education Platform Edupoint	PowerSchool
Classroom Solutions	GoGuardian, Instructure, moodle, Google, Renaissance	PowerSchool
Teacher Solutions	kickup, frontline education	PowerSchool
Administration & Finance	infor, tyler technologies, Skyward, frontline education	PowerSchool
Data Insights	Panorama Education, Renaissance	PowerSchool
Communication [1]	apptegy, ClassDojo, Remind	PowerSchool


~20M
~19M
~34M
~7M
~9M
~29M [1]
PowerSchool Students
U.S. & Canada Students

1) Pro forma for pending SchoolMessenger acquisition.

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10% 9% 6% 33% 34% 10% 26% 30% 7% Profile of a Vertical SaaS, Not an Ed Tech Company 23 Revenue Growth Rate Adjusted EBITDA Margin Unlevered FCF Margin Profitable Vertical SaaS EdTech Profitable Vertical SaaS EdTech Profitable Vertical SaaS EdTech Note: Bars represent 2023E values per FactSet. Profitable Vertical SaaS is an average of 2023E data for: BSY, CCCS, INST, TYL, and VEEV. EdTech is an average of 2023E data for: CHGG, COUR, TWOU, and UDMY.

The PowerSchool Advantage 24 Market Leader with Strong Financial Performance Strong Growth Trajectory Well Positioned in Attractive Market Significant Future Growth Opportunities

25 2015 2016 2017 2018 2019 2020 2021 2022 2023E ~$100M ~$700M 27% Revenue CAGR Legacy of Strong Growth

26 2019 2020 2021 2022 ARR 17% CAGR $372M $596M Growth with large accounts Recent Growth Drivers Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. Flywheel effect from growing platform adoption driving cross-sell Strong momentum from accelerating land and expand in existing and new logos Diversified product platform driving broad market growth across all GTM segments 3 2 1

~20% of Customers contributing ~60% of ARR Using Multi-Products (4+) 27 Q4`19 Q4`20 Q4`21 Q4`22 # Products 4 5 6 8+ 7 +34% CAGR in ARR from customers with 4+ products Avg. ARR Per Customer vs. Single Product Customer Q4`22 2.9x 4.8x 8.4x 10.4x 15.9x 26.7x 2 Products 3 Products 4 Products 5 Products 6 Products 7 Products Recent Growth Drivers Platform Adoption Driving Cross Sell & Wallet Share Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. Flywheel effect from existing customers expanding their platform usage, the more products they use the more value they get from an integrated experience 1

ARR By Customer Size 28 Q4`19 Q4`20 Q4`21 Q4`22 Customer ARR Size <$100K $100K- $499K >$500K +33% CAGR +17% CAGR +13% CAGR Recent Growth Drivers Land & Expand Successful in Existing & New Logos Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. Strong momentum and success in land and expand in existing customers and new logos buying more upfront and quickly expanding New Logo Cohorts 1.5 1.7 2.1 2.3 1.8 2.2 2.5 1.7 1.9 2019 2020 2021 2022 2019 New Logo 2020 New Logo 2021 New Logo Average Number of Products Owned 2

Recent Growth Drivers

3 Diversified Growth Across GTM Segments & Products



ARR By Market Segment
Market Segment
Strategic
(50K+ students)
Enterprise
(3-50k students)
Small Dist
(<3k students)
+16%
CAGR
+19%
CAGR
+28%
CAGR
Q4`19
Q4`20
Q4`21
Q4`22



ARR By Product Group
Unified Administration & Talent
Unified Classroom & Insights
SIS, Enrollment & Communities
+5%
CAGR
+22%
CAGR
+22%
CAGR
Q4`19
Q4`20
Q4`21
Q4`22

Strong diversified growth in all go-to-market segments and across all major product categories

Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics.

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The PowerSchool Advantage 30 Market Leader with Strong Financial Performance Strong Growth Trajectory Well Positioned in Attractive Market Significant Future Growth Opportunities

of U.S. & Canada market Investments Are Expanding Addressable Market 31 Current Revenue • Grow wallet-share within existing ~15,000 U.S. and Canada customer base Cross-Sell Opportunity 1 • Extend go-to-market to reach the 1.3 billion global K-12 students • Innovation in data and engagement tools for revolutionary learning path personalization Global Opportunity 3 Personalized Education Opportunity 4 Total Addressable Market Growth Focus $25.1B $100B+ $4.5B $10.5B $0.7B • Gain new logos and expand platform of solutions U.S. & Canada Opportunity 2 6% 1) Source: PowerSchool estimate based on current customer base, product suite, and pricing scale. 2) Source: Gartner - Enterprise IT Spending by Vertical Industry Market, Worldwide, 2020-2026 (September 2022) 3) Source: Frost & Sullivan (February 2021). 4) Source: PowerSchool estimate based on global K-12 enrollment and expected pricing. 4 3 2 1

Significant Cross-Sell Whitespace Substantiates a 10-Year 10% CAGR 32 Continue to penetrate core markets Cross-Sell Opportunity 1 2023 2033 +10% ARR CAGR by moving existing customers from 2 to 4 products over the next decade 2 4 Total Products 19 Total Products 19 Moving From 2 to 4 Products ARR Today averaging 2 products per student +$3.9B whitespace by selling current products to existing customer base $4.5B Current Platform Opportunity 1 ~$650M $3.9B Cross-Sell Whitespace 17 remaining products X ~50M existing student count 1) Calculated using current U.S. and Canada customer student counts, current platform of products, and assumed price per product. $4.5B

Product Penetration Rates Based on Student Count (2022) Further Upside with New Logos & Expansion of Product Platform 33 Continue to penetrate core markets U.S. & Canada Opportunity 2 Market Opportunity with Existing Platform ~30% ~25% ~20% ~10% ~20% Penetration Today $0.8B New Logo Whitespace $3.9B Cross-Sell Whitespace Total K-12 Software Market (2022) $4.7B ARR Today~$650M Whitespace with Current Platform Platform Expansion Whitespace $5.2B $10.5B 1 1) Gartner - Enterprise IT Spending by Vertical Industry Market, Worldwide, 2020-2026 (September 2022). SIS Applicant Tracking Enrollment LMS Professional Development All Other Avg ~20% $10.5B

Platform Expansion – SchoolMessenger

2

U.S. & Canada Opportunity

Continue to penetrate core markets



$10.5B



It's Nice To See You Again!
Broadcast your message
Chat with someone
Recent chat activity
Recent broadcasts

SchoolMessenger®

Pioneering provider of K-12 communications platform for parents and teachers

Rationale & Expected Synergies

- Ability to centralize communications and data on one highly-integrated platform
- Accretive existing profitability with upside via synergies
- Revenue upside via PowerSchool customer base and Sales organization
- Generate engagement analytics to support whole child success

Note: SchoolMessenger is a pending acquisition.

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PowerSchool

International Expansion: 1.3 Billion Students Outside North America 35 Drive growth in strategic markets Meaningfully expand TAM Global Opportunity 3 Global K-12 Student Counts 5M 56M 125M 99M 52M 244M 85M 18M 256M 195M 125M 6M Prioritized expansion region Presence today 27M $80-$100M in 3-5 Years 15M-20M Students, 1-2% of priority regions ~1-2 Number of products per customer $3-4 Price per product, 50% of U.S. avg (supported by offshore operations and partners) x x Source: UNESCO Institute for Statistics. Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. • India-based SIS/ERP • 1.2M students $25.1B

Unique Position to Lead GenAI-Powered Personalized Education Innovation

4

Personalized Education Opportunity

Make personalized education a reality

$100B+

- Connected Intelligence Unified Insights
- My PowerSchool Personalized Experience
- Personalized LearningNav and ContentNav
- Personalized Homework
- Personalized Pathways (Life Readiness)

Generate Personalized Homework - Example



Align homework to selected standards
Standards
CCSS.ELA-Literacy.RL.3.2
Automate standard per student
Criteria
Text
Video
Audio
Interactive
Quick
Comprehensive
More Visual
Less Text
Number of Questions (to check for understanding)
2
Title
Exploring Literature
Description
Delve into the world of literature through the provided video
Answer questions about the main character's personality.

Monetization

"Data-as-a-Service" Platform

\+

GenAI-based add-on products (e.g. ContentNav)

\+

GenAI-based new product categories (e.g. Personalized Homework)

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PowerSchool

Long-Term Runway of Sustainable Growth

Low double digit organic growth with upside from International and Personalized Education



$1B+
By 2026
Personalized Education Upside
$100B TAM
International Upside
$25B TAM
Our Core
U.S. & Canada
$10.5B TAM
2023
2026
2033

2023	2026
Revenue: ~$700M	Revenue: ~$1B+
Adj EBITDA: ~33% margin	Adj EBITDA: ~36%+ margin

PowerSchool

Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics.

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Driving Sustainable Growth 38 Market Leader with Strong Financial Performance Strong Growth Trajectory Well Positioned in Attractive Market Significant Future Growth Opportunities

Shivani Stumpf Head of New Solutions & Innovation Innovation For Long Term Growth

Forming the Context Required For Personalized Education  The only end-to-end platform of mission- critical solutions  Built on cloud data infrastructure  Broad capabilities for all personas  Vertically integrated data & analytics solutions  Integrated AI and ML 40

Forming the Context Required For Personalized Education CLASSROOM Personalized Instruction AT HOME Personalized Homework SCHOOL ADMINISTRATION Personalized Curriculum and Resources STATE OFFICIALS Workforce planning 41 Attendance Grades Demographics Regulations/Compliance Class enrollment Test scores State standards Assignments Learning content Behavior trends Curriculum plans Teacher performance Teacher certifications Payments/fees Intervention paths Gifted and talented programs Special education programs College and career paths

42 Core R&D Scale, Quality & Delivery Compliance 10% 20% 10% 10% New Solutions/Market Innovation Investing in R&D How We Allocate Our Innovation Investments

Innovation to Responsible AI-Powered Personalized Education

TODAY

1 Unified Insights
- Data-driven actioning
- Early warning risk detection

2 Connected Intelligence & P20W
- First DaaS solution in K-12
- Data lake eliminates data silos

CURRENT BETA

3 My PowerSchool
- Single pane of glass user experience
- Persona-based workflows

4 ContentNAV
- Automated content recommendations
- Content for every type of learner

5 LearningNAV
- Learning roadmap for each student
- Adaptive to student mastery of subjects

2024-2026

6 Personalized Homework
- Reinforce student understanding
- "Just in time" mentoring and guidance

7 Personalized Pathways
- Practical career recommendations
- Aligned to student career aspirations and occupation demand

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1. Unified Insights Making Data Descriptive, Predictive, and Actionable 44 Easily combine disparate district data Improve student outcomes & optimize funding Complete view of student & teacher Track and report on longitudinal trends & custom KPIs Advantages Risk Analysis Talent Analytics Student Analytics Automated Learning Support

2. Connected Intelligence Unlock All K-12 Data with the First Data-as-a-Service Platform 45 Secure data from traditional siloed environments with real- time access Turnkey solution built on Snowflake Data Cloud Suite of end-to-end data management and AI/ML tools AI-enabled “talk to the data” to democratize data access District Education Data State Agency Data Sources Labor, census, social services Advantages Connected Intelligence DaaS Real-Time Analytics Operational Reporting Risk Prediction & Alerts Ad-Hoc Analysis

2. Connected Intelligence Unlock All K-12 Data with the First Data-as-a-Service Platform 46 Secure data from traditional siloed environments with real- time access Turnkey solution built on Snowflake Data Cloud Suite of end-to-end data management and AI/ML tools AI-enabled “talk to the data” to democratize data access Advantages Note: Product is in development and functionality as displayed is prospective.

2. P20W Career & Workforce Planning Connecting Data to Create a Future-Ready Workforce 47 Maximize education attainment & workforce participation Enrich pathways by aligning curricula with workforce demands Improve governmental policy & resource allocation decisions Ensure personalized student guidance & support Advantages Utilizes cross-agency early childhood, K-12, college, and career data AI/ML engine for evidence-based insights on: Successful student paths Workforce needs & skill gaps Enrollment & certification trends Note: Product is in development and functionality as displayed is prospective.

3. My PowerSchool Enhanced Ease of Use and Efficiency with a Persona- based Experience 48 Relevant information and tasks with a "single pane of glass" Simplified fees & payments Streamlined communication & engagement Launch pad for integrated offerings Advantages Latest grades Communications with teachers and administrators Upcoming assignments & schedule Note: Product is in development and functionality as displayed is prospective.

3. My PowerSchool Enhanced Ease of Use and Efficiency with a Persona- based Experience 49 Relevant information and tasks with a "single pane of glass" Simplified fees & payments Streamlined communication & engagement Launch pad for integrated offerings Advantages Note: Product is in development and functionality as displayed is prospective.

4. ContentNAV One-Stop AI-Powered Content Library for Every Learner's Unique Needs 50 Saves teachers 7 hours per week Automatic embedding of content into other product workflows Personalized educational content for each student Linked to district and state- approved curriculum Advantages Searchable Learning Materials All Curriculum for District Management Save directly to Schoology Assignments Note: Product is in development and functionality as displayed is prospective.

4. ContentNAV One-Stop AI-Powered Content Library for Every Learner's Unique Needs 51 Saves teachers 7 hours per week Automatic embedding of content into other product workflows Personalized educational content for each student Linked to district and state- approved curriculum Advantages Note: Product is in development and functionality as displayed is prospective.

“This is a product which is going to revolutionize our progress monitoring of Language Learners and Dual Language Programs. The ability to build content in Spanish will help us continue to build and assess formative and divergent operations of our learners while scaffolding language strategies to enhance the students’ understanding of multiple languages. It is one of the most important steps in determining the impact language development has on the demonstration of academic achievement.” -- Jed Duggan, Director, Education Administrator Gadsden Independent Schools Beta Customer Testimonial 52

5. LearningNAV AI-Powered Learning "GPS" For Every Student 53 Curated learning resources for each student from ContentNAV Adaptive tracking of student learning progression Individualized real-time learning pathways for each student Connected to state standards for all grade levels Advantages Real-time competency tracking Recommended learning pathway Student mastery statistics Note: Product is in development and functionality as displayed is prospective.

5. LearningNAV AI-Powered Learning "GPS" For Every Student 54 Curated learning resources for each student from ContentNAV Adaptive tracking of student learning progression Individualized real-time learning pathways for each student Connected to state standards for all grade levels Advantages Note: Product is in development and functionality as displayed is prospective.

6. Personalized Homework Optimizing Student’s Learning and Teacher’s Time 55 Scale teacher effectiveness to improve student achievement AI assignments adaptive to student mastery and interests Effective and engaging reinforcement of student understanding Advantages Recipients selected Homework assignment generated and sent to recipients Options chosenOn-demand, immediate one- on-one AI-powered guidance Note: Product is in development and functionality as displayed is prospective.

7. Personalized Career Pathways Elevating Student’s Skills and Career Alignment 56 Enhanced job projections and student's skill matching Automated educational research , relevant courses, and internships Scales effectiveness of overburdened counselors Advantages Personalized guidance and career recommendations Note: Product is in development and functionality as displayed is prospective.

Innovation to Responsible AI-Powered Personalized Education

TODAY

1 Unified Insights
- Data-driven actioning
- Early warning risk detection

2 Connected Intelligence & P20W
- First DaaS solution in K-12
- Data lake eliminates data silos

CURRENT BETA

3 My PowerSchool
- Single pane of glass user experience
- Persona-based workflows

4 ContentNAV
- Automated content recommendations
- Content for every type of learner

5 LearningNAV
- Learning roadmap for each student
- Adaptive to student mastery of subjects

2024-2026

6 Personalized Homework
- Reinforce student understanding
- "Just in time" mentoring and guidance

7 Personalized Pathways
- Practical career recommendations
- Aligned to student career aspirations and occupation demand

PowerSchool

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K E Y T A K E A W A Y S Comprehensive and Differentiated Platform – Set To Accelerate Our Growth 58 Unique capability to provide the context that powers Personalized Education Proven innovation engine road-mapping revolutionary data-driven solutions Expanding TAM to ~$100B 1 2 3

Multiple Sales Drivers Tony Kender Chief Revenue Officer

60 Customer Testimonials Video

Agenda 61 Go to market advantages Powerful cross-sell engine Our international playbook 01 02 03

Largest Sales Team in K-12, Covering Every Corner of the Market

15k+
customers

90+
of top 100 U.S. school districts

98
countries

410
S&M headcount

State Level Contracts
35+ state-, territory- and province-wide contracts

Strategic Relationships
Serving over 90 of the 100 largest U.S. school districts

Deep Reach
Serving 69% of mid-sized school districts in U.S. and Canada

Wide Breadth
Extensible platform covering private schools to the largest districts

Global
Serving 2M+ international K-12 students

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Clouds Target Specific Users and Drive Cross-Sell

Student Information Cloud	Personalized Learning Cloud	Student Success Cloud	College, Career & Life Readiness Cloud	Educator Effectiveness Cloud	HR & ERP Cloud
Targeted Customer Users					
Technology Leaders	Academic Directors	Student Services and Support	Counseling and Workforce Analysts	HR: Professional Development	Finance and HR

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Each of Six Clouds is a Differentiated Product Bundle

Student Information Cloud

- PowerSchool SIS
- Enrollment
- Ecollect Forms
- Special Programs
- Community Engagement

Personalized Learning Cloud

- Schoology LMS
- Assessments
- Curriculum & Instruction
- LearningNAV
- ContentNAV

Student Success Cloud

- Attendance Intervention
- MTSS
- Behavior

College, Career & Life Readiness Cloud

- Connected Intelligence P20W
- Naviance
- Headed2
- Intersect

Educator Effectiveness Cloud

- Educator Performance
- Professional Learning
- Premium Library

HR & ERP Cloud

- Employee Records
- Applicant Tracking
- SchoolSpring Job Board
- SmartFind Express
- Candidate Assessment
- ERP
- HRMS

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Efficient, Effective & Differentiated Model 65 Market Segmentation (U.S. & Canada) 3-50k Students 50k+ Students Including state DOEs <3k Students Including private schools Strategic Strategic Enterprise Small District Our Differentiators Deep experience, including former K-12 teachers and administrators Subject matter expertise in funding, compliance, and reporting Enterprise SaaS approach with 9.5 years average rep experience Widest set of integrated, mission- critical tools available to K-12

Multiple Growth Drivers

1. Cross-Sell/Up-Sell

- ✓ Cloud GTM approach drives stronger cross-sell
- ✓ Consultative selling deepens customer relationships

$3.9B
cross-sell whitespace in U.S. & Canada

~70%
of customers own just 1 or 2 products

+

2. New Logos

- ✓ Continue to win new logos in U.S., Canada, and internationally
- ✓ Strong brand awareness drives new logo acquisition

~600
New logos won in 2022

+

3. International

- ✓ Focused approach on key international regions
- ✓ Strong demand for multi-product sales in several key regions

~800
Int'l customers

8
Int'l partners signed YTD

PowerSchool
66

Advancing Our Successful Sales Approach 67 Cross-sell to all pillars, net new focus, acquisition, int'l partner ecosystem Growth Markets Sales Model Approach Metrics U.S., Canada & international including MOEs Consultative, value, sales & forecasting methodology, sales enablement Direct, channel Organization-wide Today/TomorrowPast Direct sellers with overlay Senior leadership level Transactional U.S. & Canada, U.S. international schools Cross-sell to SIS base, acquisition

Priorities to Accelerate Growth Through 2024 68 Key Priorities Continue to expand market coverage, segmentation Continue to upskill talent in every role Continue to improve sales enablement & development Grow international sales team footprint and channel partners

Agenda 69 Go to market advantages Powerful cross-sell engine Our international playbook 01 02 03

Cross-Sell Drives Sustainable Growth

Targeted Approach to Cross-Sell

- ✓ Focus on customers' strategic and immediate needs
- ✓ Leverage proprietary algorithm to identify next most-likely-to-buy product
- ✓ Increase customer marketing through product & cloud campaigns/events

% of Customers with 4+ Products



2X
8%
9%
11%
14%
17%
Q2`19
Q2`20
Q2`21
Q2`22
Q2`23

PowerSchool
70

Success with Cross-Sell in 2023: YTD Wins Include 71

Cross-Sell: Customer Case Studies 72 Strategic Large district > 250k students + Unified Insights + Connected Intelligence + Assessment + Naviance + Talent ARR  Top five school district by enrollment added 5 new products, expanding ARR by over 3x Strategic Large district > 75k students  Large East Coast district added 6 new products, expanding ARR by over 13x + SIS + Talent + Assessment + Analytics + Naviance + Enrollment Enterprise Mid-sized district < 50k students + Unified Insights + Schoology + Connected Intelligence + Assessment + MTSS + Curriculum & Instruction + Special Programs + Enrollment 2015 2023  Mid-sized East Coast district added 8 new products, expanding ARR by over 5x Existing Schoology customer >3X vs. 2015 2016 2023 >13X vs. 2016 Existing Special Programs customer 2020 2023 >5X vs. 2020Existing SIS customer

Agenda 73 Go to market advantages Powerful cross-sell engine Our international playbook 01 02 03

Large Global Opportunity – 1.3B Students Outside N. America 74 Australia & NZ North America 125M 99M 295M 85M 6M South America Africa Europe Southeast Asia Mid East 5M 56M 27M Presence today 256M India 125M 195M China • India-based SIS/ERP • 1.2M students

Expanding Strategically and Opportunistically 75 Prioritizing based on • Funding environment • Student TAM • Partner ecosystem • Existing presence • Inbound demand • Regulatory/compliance environment • Competition Prioritized Regions 835 million student TAM 2 India 4 Southeast & Other Asia 3 Latin America 1 ME & Africa

5-year Goal: Cover Key Markets by Partner & Direct Channels for All School Types

Region	Sales Channels			Customer Segments		
	Partners	Direct	Inside	Int'l Schools	Gov't - Private	Gov't - Public
Middle East & Africa	✓ (current)	✓ (current)	✓ (current)	✓ (current)	✓ (current)	✓ (5Y goal)
India	✓ (5Y goal)	✓ (current)	✓ (current)	✓ (current)	✓ (current)	✓ (5Y goal)
Southeast Asia	✓ (current)	✓ (5Y goal)	✓ (current)	✓ (current)	✓ (5Y goal)	✓ (5Y goal)
Latin America	✓ (current)	✓ (5Y goal)	✓ (current)	✓ (current)	✓ (5Y goal)	✓ (5Y goal)
East Asia	✓ (5Y goal)		✓ (current)	✓ (current)		
Europe	✓ (5Y goal)		✓ (current)	✓ (current)		
Australia	✓ (5Y goal)		✓ (current)	✓ (current)		

✓ Current coverage ✓ 5Y goal coverage

PowerSchool
76

Government-wide experience Proven success abroad A Partner Ecosystem Right to Win in International Markets  Extensible and language-ready  Data capabilities  Cyber security investments  State-level wins  Proven compliance & reporting capability  2M+ students outside of North America  Localization features for right-to-left language support  8 partners signed  4 more expected before year end  Pipeline and bookings impact already seen Platform for digital transformation 41 2 3 77

78 Leveraging the largest & most experienced sales team in K-12 Continuous optimization of sales motions Expanding revenue through cross-sell Advancing international opportunity 1 2 3 4 K E Y T A K E A W A Y S Multiple Sales Drivers

Building on a Predictable & Resilient Financial Model Eric Shander President & Chief Financial Officer

Agenda Performance highlights Differentiated financial model Path forward 02 03 01 80

Outperforming Financial Targets 81 Stated Target at IPO NRR: Net leverage ratio: Revenue: Adj. EBITDA margin: Unlevered FCF: Adj. Gross margin: Adj. EBITDA margin: 109% 3.0x $631M 31% $133M 68% 31% 2022 Result        105% - 107% 3.0x - 4.0x $596M 29% $127M 67% 30% 2022 2022 2022 2023 2023 Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics.

Increasingly High Recurring Revenue 82 LTM June `23 2019 84% 86% Product Usage / Penetration Recurring % Recurring Revenue Recurring Revenue

Delivering Consistent Growth and Profitability Metrics LTM June 2023 83 $657M Revenue 18% 3-yr Revenue CAGR 86% Recurring Revenue % 33% Adj. EBITDA margin 109% Net Revenue Retention Rate $136M Unlevered Free Cash Flow Strong Margin, Retention, and Free Cash Flow Consistent Revenue Growth Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics.

27% 50% 23%51% 26% 23% 84 Large Districts (>50K Students) 2022 ARR: SIS, Enrollment & Communities Unified Admin & Talent By Product Group By Customer SizeBy Customer Tier Top 25 Next 75 Next 900 All Other 16% 13% 38% 32% Medium Districts (3K-50K Students) Small Districts (<3K Students) Unified Classroom & Insights Diversified Business Model Provides Stability Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics.

Agenda Performance highlights Differentiated financial model Path forward 02 03 01 85

Strong Operating Model Drives Sustainable, Profitable Growth and Accelerating FCF 86Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. Sustainable Growth Cross-sell installed base while expanding markets 1 Margin Expansion Operating leverage for GM and Adj EBITDA growth 2 Strong Cash Generation Accelerating FCF 3 Disciplined Capital Allocation Focused on driving value 4

Strong Operating Model Drives Sustainable, Profitable Growth and Accelerating FCF 87Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. Margin Expansion Operating leverage for GM and Adj EBITDA growth 2 Strong Cash Generation Accelerating FCF 3 Disciplined Capital Allocation Focused on driving value 4 Sustainable Growth Cross-sell installed base while expanding markets 1

1. Sustainable Growth Our Durable Growth Algorithm 88 Low to mid 90s gross retention Acquiring new logos Consistent, repeatable cross-sell growth Product innovation Strategic M&A 17% ARR CAGR since 2019 1 Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 1) Represents 4-year CAGR from June 2019 to June 2023. International Expansion Personalized Education

89 1 Product Declining 2+ Products Growing Fast 4+ and 6+ Products Growing Faster 60% 52% Q2`19 Q2`20 Q2`21 Q2`22 Q2`23 1 Product 8% 17% 1% 6% Q2`19 Q2`20 Q2`21 Q2`22 Q2`23 6+ Products 4+ Products 40% 48% Q2`19 Q2`20 Q2`21 Q2`22 Q2`23 2+ Products # 2+ customers growing 15% CAGR # 6+ customers growing 59% CAGR % of Customers with 1. Sustainable Growth Accelerating Platform Adoption

90 Increasing Revenue Per Student1 Highlights Cross-Sell Success Target Untapped Opportunity Remains +80% $9 $9 $11 $11 $12 $13 $14 $15 2019 2020 2021 2022 2023E 2024E 2025E 2026E 1) Share of wallet defined as ARR at end of period divided by total student count on PowerSchool products at end of period. 1. Sustainable Growth Cross-Sell a Key Driver of Long-Term Growth SIS Applicant Tracking Enrollment LMS Professional Development All Other Avg 5 Highest Product Penetration Rates (2022) ~30% ~25% ~20% <10% ~20%~20%

Strong Operating Model Drives Sustainable, Profitable Growth and Accelerating FCF 91Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. Sustainable Growth Cross-sell installed base while expanding markets 1 Strong Cash Generation Accelerating FCF 3 Disciplined Capital Allocation Focused on driving value 4 Margin Expansion Operating leverage for GM and Adj EBITDA growth 2

92 $365M $631M 2019 2022 Revenue 20% CAGR $93M $196M 2019 2022 Adj. EBITDA and Adj. EBITDA Margin 28% CAGR 25% 31% Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 2. Margin Expansion Highly Leverageable Model

Operational scale Leveraging India COE Process efficiencies Procurement centralization Back-office systems rationalization Key Drivers of Margin Improvement Expanding Adjusted EBITDA Margins Public company costs Target + + + 93 +1100 bps 2. Margin Expansion Sustainable Actions to Increment Margins 25% 31% 29% 31% 33% 34% 35% 36% 2019 2020 2021 2022 2023 2024E 2025E 2026E1 Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 1) Represents midpoint of most recent 2023 guidance.

Strong Operating Model Drives Sustainable, Profitable Growth and Accelerating FCF 94Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. Sustainable Growth Cross-sell installed base while expanding markets 1 Margin Expansion Operating leverage for GM and Adj EBITDA growth 2 Disciplined Capital Allocation Focused on driving value 4 Strong Cash Generation Accelerating FCF 3

$19 $58 $103 $104 2019 2020 2021 2022 Goal by 2026 5% margin Generating Significant Free Cash Flow 13% margin 18% margin 16% margin $ in millions FCF Margin Expanding 20%+ margin Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 3. Strong Cash Generation Scaling to Accelerate FCF 95

3. Strong Cash Generation Why We are Confident in Achieving a 20%+ FCF Margin 96 2022 Adj. EBITDA to FCF Margin Bridge 20%+ FCF Margin Expect capex and capitalized R&D as % of revenue to decrease 200+ bps by 2026 Change to EBITDA 2026 Goal Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. Adj. EBITDA 2022 Interest Expense Taxes & Other Change in NWC Capex & Cap R&D Free Cash Flow 2022 31% 16% -6% -2% +1% -7%

Strong Operating Model Drives Sustainable, Profitable Growth and Accelerating FCF 97Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. Sustainable Growth Cross-sell installed base while expanding markets 1 Margin Expansion Operating leverage for GM and Adj EBITDA growth 2 Strong Cash Generation Accelerating FCF 3 Disciplined Capital Allocation Focused on driving value 4

98 Organic Investment Strategic M&A Deleveraging 4. Disciplined Capital Allocation Clear Capital Allocation Priorities

99 50% 25% 10% 15% Where We Spend our R&D Dollars Core R&D Scale, Quality & Delivery Compliance 10% 20% 10% 10% New Solutions/Market Portfolio Initiatives & Integrations New Product Add-on Innovations Product-Specific Innovations Innovation 4. Disciplined Capital Allocation Organic Investment Priorities: Innovation

100 Strategic Fit Value Creation Financial Profile Integration Focused on scalable, cloud-based businesses with leading technology that expand platform into strategic adjacencies 1 2 3 4 Leverage PowerSchool brand, sales engine, and customer base to drive growth Targeting profiles that are accretive to revenue growth and adjusted EBITDA Execute achievable integration plan with a clear roadmap for achieving and measuring synergies 4. Disciplined Capital Allocation Strategic M&A: Disciplined M&A Screening Process

101 Behavior Communication Curriculum & Instruction Recent Adjacencies Other Adjacencies 4. Disciplined Capital Allocation Strategic M&A: Technology and Market Adjacencies International Payments & Cash Mgmt Wellbeing and Health Mgmt Safety & Security Data & Adaptation AIAttendance ERP (Int’l) *pending

2020 Q3`21 Q2`23 Goal 102 Targeting 2.5x-3.0x Net Leverage Ratio Pre-IPO Post-IPO 2.5x - 3.0x Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 4. Disciplined Capital Allocation Deleveraging: Technology and Market Adjacencies 3.3x 4.1x 8.5x

Agenda Performance highlights Differentiated financial model Path forward 02 03 01 103

Our 3 Year Path to $1+ Billion 104 20231 $691M 2026E $1B+ U.S. & Canada Cross-selling to 15,000+ installed base International Expansion ~10% of total company in 3-5 years Personalized Education Access to $100B+ market opportunity Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 1) Represents midpoint of most recent 2023 guidance. Low double digit overall growth

Our Midterm Financial Targets 105 2022 2023 1 2026 Target Revenue Adj. Gross Margin Adj. R&D (incl Cap R&D) % of revenue Adj. SG&A % of revenue Adj. EBITDA margin Free cash flow % of revenue $631M $691M $1B+ 68% 21% 23% 31% 33% 16% 71% - 72% 15% - 18% 23% - 25% 36%+ 20-25% ~12%+ 3yr CAGR Assumptions: • Majority of growth driven by cross-sell to existing base • International approaches 10% of business in 3-5 years • Includes SchoolMessenger Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 1) Represents midpoint of most recent 2023 guidance. Stock-based compensation % of revenue 8% 9-10% 10% - 12%

Our Midterm Financial Targets 106 2022 2023 1 2026 Target Revenue Adj. Gross Margin Adj. R&D (incl Cap R&D) % of revenue Adj. SG&A % of revenue Adj. EBITDA margin Free cash flow % of revenue $631M $691M $1B+ 68% 21% 23% 31% 33% 16% 71% - 72% 15% - 18% 23% - 25% 36%+ 20-25% Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 1) Represents midpoint of most recent 2023 guidance. Stock-based compensation % of revenue 8% 9-10% 10% - 12% CoR levers: • Operational scale • Controlled hiring • Process efficiencies • Procurement centralization

Our Midterm Financial Targets 107 2022 2023 1 2026 Target Revenue Adj. Gross Margin Adj. R&D (incl Cap R&D) % of revenue Adj. SG&A % of revenue Adj. EBITDA margin Free cash flow % of revenue $631M $691M $1B+ 68% 21% 23% 31% 33% 16% 71% - 72% 15% - 18% 23% - 25% 36%+ 20-25% Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 1) Represents midpoint of most recent 2023 guidance. Stock-based compensation % of revenue 8% 9-10% 10% - 12% R&D priorities: • Continue to invest in personalized education, data & AI • Focus on high ROI products • R&D leverage as we scale and benefit from India Center of Excellence

Our Midterm Financial Targets 108 2022 2023 1 2026 Target Revenue Adj. Gross Margin Adj. R&D (incl Cap R&D) % of revenue Adj. SG&A % of revenue Adj. EBITDA margin Free cash flow % of revenue $631M $691M $1B+ 68% 21% 23% 31% 33% 16% 71% - 72% 15% - 18% 23% - 25% 36%+ 20-25% Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 1) Represents midpoint of most recent 2023 guidance. Stock-based compensation % of revenue 8% 9-10% 10% - 12% SG&A priorities: • Measured growth in sales reps • Investing in data to improve rep efficiency • Leverage in G&A as we scale

Our Midterm Financial Targets 109 2022 2023 1 2026 Target Revenue Adj. Gross Margin Adj. R&D (incl Cap R&D) % of revenue Adj. SG&A % of revenue Adj. EBITDA margin Free cash flow % of revenue $631M $691M $1B+ 68% 21% 23% 31% 33% 16% 71% - 72% 15% - 18% 23% - 25% 36%+ 20-25% Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 1) Represents midpoint of most recent 2023 guidance. Stock-based compensation % of revenue 8% 9-10% 10% - 12% 300+ bps Long-term Adj. EBITDA margin target approaches 40%

Our Midterm Financial Targets 110 2022 2023 1 2026 Target Revenue Adj. Gross Margin Adj. R&D (incl Cap R&D) % of revenue Adj. SG&A % of revenue Adj. EBITDA margin Free cash flow % of revenue $631M $691M $1B+ 68% 21% 23% 31% 33% 16% 71% - 72% 15% - 18% 23% - 25% 36%+ 20-25% Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 1) Represents midpoint of most recent 2023 guidance. Stock-based compensation % of revenue 8% 9-10% 10% - 12% Disciplined focus on maximizing FCF

Our Midterm Financial Targets 111 2022 2023 1 2026 Target Revenue Adj. Gross Margin Adj. R&D (incl Cap R&D) % of revenue Adj. SG&A % of revenue Adj. EBITDA margin Free cash flow % of revenue $631M $691M $1B+ 68% 21% 23% 31% 33% 16% 71% - 72% 15% - 18% 23% - 25% 36%+ 20-25% Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. 1) Represents midpoint of most recent 2023 guidance. Stock-based compensation % of revenue 8% 9-10% 10% - 12% Leveraging SBC to retain top talent

Translating Revenue Growth with Operating Leverage 112 Adjusted EBITDA Margin Free Cash Flow Margin 25% 31% 36%+ 2019 2022 2026 21%+ CAGR 5% 16% 20%+ 2019 2022 2026 40%+ CAGR Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics. Revenue 2019 2022 2026 $365M $631M $1B+ 15%+ CAGR

KEY TAKEAWAYS

Step Change in Future Growth Profile

1. Step change in growth profile driven by cross-sell, international, and personalized education
2. Line of sight to $1B+ revenue by 2026
3. Committed to disciplined capital allocation and continued debt reduction
4. Leverageable business model will drive material margin expansion and FCF growth



PowerSchool

Note: the above references Non-GAAP or key business metrics. See the appendix for definitions and/or reconciliations of GAAP to Non-GAAP metrics.

113

Uniquely Positioned For Sustainable, Profitable Growth Hardeep Gulati CEO

What We Are Hearing From The Street and What We Addressed Today

- Continued commitment to drive double digit growth and consistent business performance
- Doubling our market share from 6% to 12% provides double digit growth for a decade
- Increasing average product count to 3-4 products per customer through cross-sell and Cloud bundles
- GenAI is accelerating and differentiating PowerSchool innovations further
- International and Personalized Education solutions add material growth in 5 years
- Stable and predictable education funding with significant room to grow IT spend
- Margin expansion of ~100 bps per year to 36%+ without compromising investment
- Current trajectory will drive us to revenue of $1B+ by 2026

PowerSchool

115

Driving Sustainable Growth 116 Market Leader with Strong Financial Performance Strong Growth Trajectory Well Positioned in Attractive Market Significant Future Growth Opportunities

Thank You and Feedback Thank you for your time in joining us for our 2023 Investor Day 117 Your feedback will be very valuable to us, so we’d appreciate if you could fill out a quick survey - it should take only 2-3 minutes. The answers are all anonymous. Feedback Survey Link: https://forms.office.com/Pages/ResponsePage.aspx?id=rWvxNGyyQ0iX- dYkZqj0wW_6ZFaq-IBAsfP9FsyV-4RUMVRPV0tZTFhJMlJLNVREOTUwTkpaV0RUMy4u Feedback Survey QR Code:

Appendix 118

Use and Reconciliation of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we believe the following non-GAAP measures are useful in evaluating our operating performance. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for analytical and supplemental informational purposes only, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. Adjusted Gross Profit: Adjusted Gross Profit is a supplemental measure of operating performance that is not made under GAAP and that does not represent, and should not be considered as, an alternative to gross profit, as determined in accordance with GAAP. We define Adjusted Gross Profit as gross profit, adjusted for depreciation, share-based compensation expense and the related employer payroll tax, restructuring and acquisition-related expenses and amortization of acquired intangible assets and capitalized product development costs. We use Adjusted Gross Profit to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short-term and long-term operating plans. We believe that Adjusted Gross Profit is a useful measure to us and to our investors because it provides consistency and comparability with our past financial performance and between fiscal periods, as the metric generally eliminates the effects of the variability of depreciation, share- based compensation, restructuring expense, acquisition-related expenses, and amortization of acquired intangibles and capitalized product development costs from period to period, which may fluctuate for reasons unrelated to overall operating performance. We believe that the use of this measure enables us to more effectively evaluate our performance period-over-period and relative to our competitors. Non-GAAP Net Income (loss), Non-GAAP Cost of Revenue and Operating Expenses, and Adjusted EBITDA: Non-GAAP Net Income (loss), Non-GAAP Cost of Revenue, Non-GAAP Operating Expenses, and Adjusted EBITDA are supplemental measures of operating performance that are not made under GAAP and that do not represent, and should not be considered as, an alternative to net income (loss), GAAP cost of revenue, and GAAP operating expenses, as applicable. We define Non-GAAP Net Income (loss) as net income (loss) adjusted for depreciation and amortization, share-based compensation expense and the related employer payroll tax, management fees, restructuring, and acquisition-related expenses. We define Non-GAAP Cost of Revenue and Operating Expenses as their respective GAAP measures adjusted for share-based compensation expense and the related employer payroll tax, management fees, restructuring expense, and acquisition-related expense. We define Adjusted EBITDA as net income (loss) adjusted for all of the above items, net interest expense, and provision for (benefit from) income tax. We use Non-GAAP Net Income, Non-GAAP Cost of Revenue, Non-GAAP Operating Expenses, and Adjusted EBITDA to understand and evaluate our core operating performance and trends and to develop short-term and long-term operating plans. We believe that Non-GAAP Net Income and Adjusted EBITDA facilitate comparison of our operating performance on a consistent basis between periods and, when viewed in combination with our results prepared in accordance with GAAP, help provide a broader picture of factors and trends affecting our results of operations. Free Cash Flow and Unlevered Free Cash Flow: Free Cash Flow and Unlevered Free Cash Flow are supplemental measures of liquidity that are not made under GAAP and that do not represent, and should not be considered as, an alternative to cash flow from operations, as determined by GAAP. We define Free Cash Flow as net cash provided by operating activities less cash used for purchases of property and equipment, and capitalized product development costs. We define Unlevered Free Cash Flow as Free Cash Flow plus cash paid for interest on outstanding debt. We believe that Free Cash Flow and Unlevered Free Cash Flow are useful indicators of liquidity that provide information to management and investors about the amount of cash generated by our operations inclusive of that used for investments in property and equipment and capitalized product development costs as well as cash paid for interest on outstanding debt. Net Leverage Ratio: Net leverage ratio is defined as total debt less cash and equivalents divided by adjusted EBITDA for the trailing twelve months. These non-GAAP financial measures have their limitations as an analytical tool, and you should not consider them in isolation, or as a substitute for analysis of our results as reported under GAAP. Because of these limitations, these non-GAAP financial measures should not be considered as a replacement for their respective comparable financial measures, as determined by GAAP, or as a measure of our profitability or liquidity. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP measures only for supplemental purposes. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, see “Non-GAAP Reconciliations.” Non-GAAP Financial Measures & Key Business Metrics 119

Definitions of Key Business Metrics Annualized Recurring Revenue (“ARR”): ARR represents the annualized value of all recurring contracts as of the end of the period. ARR mitigates fluctuations due to seasonality, contract term, one-time discounts given to help customers meet their budgetary and cash flow needs and the sales mix for recurring and non-recurring revenue. ARR does not have any standardized meaning and is therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with or to replace either of those items. ARR is not a forecast, and the active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. Net Revenue Retention Rate (“NRR”): We believe that our ability to retain and grow recurring revenues from our existing customers over time strengthens the stability and predictability of our revenue base and is reflective of the value we deliver to them through upselling and cross selling our solution portfolio. We assess our performance in this area using a metric we refer to as NRR. For the purposes of calculating NRR, we exclude from our calculation any changes in ARR attributable to Intersect customers, as this product is sold through our channel partnership with EAB and is pursuant to annual revenue minimums, therefore the business will not be managed based on NRR. We calculate our dollar-based NRR as of the end of a reporting period as follows: • Denominator. We measure ARR as of the last day of the prior year comparative reporting period. • Numerator. We measure ARR from renewed and new sale opportunities booked as of the last day of the current reporting period from customers with associated ARR as of the last day of the prior year comparative reporting period. The quotient obtained from this calculation is our dollar-based net revenue retention rate. Our NRR provides insight into the impact on current year recurring revenues of expanding adoption of our solutions by our existing customers during the current period. Our NRR is subject to adjustments for acquisitions, consolidations, spin-offs and other market activity. Non-GAAP Financial Measures & Key Business Metrics 120

Non-GAAP Reconciliations

Reconciliation of Gross Profit to Adjusted Gross Profit

(in thousands)	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	FY 2022	FY 2021	FY 2020	FY 2019
Gross profit	**$104,868**	**$89,965**	**$94,467**	**$92,647**	**$89,606**	**$81,615**	**$358,336**	**$317,740**	**$243,086**	**$195,005**
Add:										
Amortization	15,945	15,769	14,930	14,576	14,005	13,685	57,196	48,939	39,434	30,194
Depreciation	163	252	253	263	265	275	1,056	1,771	1,566	1,627
Share-based compensation	2,654	2,458	2,099	2,144	2,146	2,167	8,557	3,556	359	352
Restructuring	524	13	155	1,223	1,129	973	3,480	3,097	1,594	762
Acquisition-related expense	47	87	105	266	91	200	663	591	465	3,055
Adjusted Gross profit	**$124,201**	**$108,544**	**$112,009**	**$111,119**	**$107,242**	**$98,915**	**$429,288**	**$375,694**	**$286,504**	**$230,995**
Gross Margin	*60.3%*	*56.4%*	*58.7%*	*57.0%*	*56.9%*	*54.6%*	*56.8%*	*56.9%*	*55.9%*	*53.4%*
Adjusted Gross Margin	*71.4%*	*68.1%*	*69.5%*	*68.4%*	*68.1%*	*66.1%*	*68.1%*	*67.3%*	*65.9%*	*63.3%*

Reconciliation of Net Loss to Adjusted EBITDA

(in thousands)	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	FY 2022	FY 2021	FY 2020	FY 2019
Net loss	**($4,295)**	**($14,813)**	**($3,245)**	**($3,917)**	**($6,458)**	**($14,120)**	**($27,741)**	**($43,065)**	**($46,648)**	**($90,729)**
Add:										
Amortization	31,050	30,873	30,035	29,680	29,075	28,654	117,444	107,013	88,400	76,331
Depreciation	822	918	1,065	1,114	1,333	1,264	4,775	6,514	7,344	7,809
Net interest expense	16,101	14,029	13,090	11,158	8,743	7,022	40,013	58,928	68,611	85,091
Income tax expense (benefit)	(1,724)	(45)	(13,610)	(811)	(2,933)	4,538	(12,815)	(22,415)	39	(2,652)
Share-based compensation	17,910	15,481	12,360	13,222	12,242	12,395	50,219	25,125	5,592	5,832
Management fees	95	63	128	85	93	84	390	654	839	1,335
Restructuring	917	1,366	607	1,523	10,037	145	12,312	4,847	5,027	1,626
Acquisition-related expense	314	1,534	2,236	2,535	(3,393)	2,628	4,005	10,650	6,438	8,217
Loss on extinguishment of debt	-	-	-	-	-	-	-	12,905	-	-
Other expense (income) due to tax rate change	-	-	10,130	(2,342)	-	-	7,788	-	-	-
Adjusted EBITDA	**$61,190**	**$49,406**	**$52,796**	**$52,247**	**$48,739**	**$42,610**	**$196,390**	**$161,156**	**$135,642**	**$92,860**
Net loss margin	*(2.5%)*	*(9.3%)*	*(2.0%)*	*(2.4%)*	*(4.1%)*	*(9.4%)*	*(4.4%)*	*(7.7%)*	*(10.7%)*	*(24.9%)*
Adjusted EBITDA margin	*35.2%*	*31.0%*	*32.8%*	*32.2%*	*30.9%*	*28.5%*	*31.1%*	*28.9%*	*31.2%*	*25.4%*

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Non-GAAP Reconciliations

Reconciliation of Net Loss to Non-GAAP Net Income

(in thousands, except share and per share data)	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	FY 2022	FY 2021	FY 2020	FY 2019
Net loss	($4,295)	($14,813)	($3,245)	($3,917)	($6,458)	($14,120)	($27,741)	($43,065)	($46,648)	($90,729)
Add:										
Amortization	31,050	30,873	30,035	29,680	29,075	28,654	117,444	107,013	88,400	76,331
Depreciation	822	918	1,065	1,114	1,333	1,264	4,775	6,514	7,344	7,808
Share-based compensation	17,910	15,481	12,360	13,222	12,242	12,395	50,219	25,125	5,592	5,832
Management fees	95	63	128	85	93	84	390	654	839	1,335
Restructuring	917	1,366	607	1,523	10,037	145	12,312	4,847	5,027	1,626
Acquisition-related expense	314	1,534	2,236	2,535	(3,393)	2,628	4,005	10,650	6,438	8,217
Loss on extinguishment of debt	-	-	-	-	-	-	-	12,905	-	-
Other expense (income) due to tax rate change	-	-	10,130	(2,342)	-	-	7,788	-	-	-
Non-GAAP Net Income	**$46,813**	**$35,422**	**$53,316**	**$41,900**	**$42,929**	**$31,050**	**$169,193**	**$124,643**	**$66,992**	**$10,420**
Weighted-average Class A common stock outstanding used in computing GAAP net loss per share, basic and diluted	163,067,859	160,506,571	159,485,931	158,812,536	158,229,171	158,112,296	158,664,189	157,576,056		
GAAP net loss attributable to the PowerSchool Holdings, Inc. per share of Class A common stock - basic and diluted	($0.02)	($0.07)	($0.01)	($0.02)	($0.03)	($0.08)	($0.13)	($0.21)		
Weighted-average shares Class A common stock outstanding used in computing Non-GAAP net income, basic	163,067,859	160,506,571	159,485,931	158,812,536	158,229,171	158,112,296	158,664,189	157,576,056		
Weighted-average shares Class A common stock outstanding used in computing Non-GAAP net income, diluted	201,893,199	199,449,447	200,696,581	199,018,752	198,209,855	198,098,043	198,818,047	198,602,479		
Non-GAAP net income per share of Class A common stock - basic	$0.29	$0.22	$0.33	$0.26	$0.27	$0.20	$1.07	$0.79		
Non-GAAP net income per share of Class A common stock - diluted	$0.23	$0.18	$0.27	$0.21	$0.22	$0.16	$0.85	$0.63		

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Non-GAAP Reconciliations

Reconciliation of GAAP to Non-GAAP Cost of Revenue and Operating Expenses

(in thousands)	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	FY 2022	FY 2021	FY 2020
GAAP Research & Development	**$25,862**	**$25,421**	**$26,970**	**$27,821**	**$26,088**	**$26,618**	**$107,498**	**$92,740**	**$70,673**
Less:									
Share-based compensation	4,675	4,072	3,277	3,709	3,024	3,104	13,114	5,198	969
Restructuring	9	105	395	265	-	-	659	685	852
Acquisition-related expense	145	1,376	1,075	1,252	849	45	3,221	1,004	737
Non-GAAP Research & Development	**$21,033**	**$19,868**	**$22,223**	**$22,595**	**$22,215**	**$23,469**	**$90,504**	**$85,853**	**$68,115**
GAAP Selling, General and Administrative	**$53,129**	**$49,558**	**$45,221**	**$45,530**	**$47,484**	**$40,102**	**$178,337**	**$149,167**	**$92,711**
Less:									
Share-based compensation	10,580	8,951	6,984	7,368	7,071	7,125	28,548	16,371	4,264
Management fees	95	63	128	85	93	84	390	653	839
Restructuring	385	1,248	57	35	8,908	(828)	8,173	1,065	2,582
Acquisition-related expenses	122	70	1,056	1,005	(5,377)	808	(2,509)	1,756	2,742
Non-GAAP Selling, General and Administrative	**$41,947**	**$39,226**	**$36,996**	**$37,037**	**$36,789**	**$32,913**	**$143,735**	**$129,322**	**$82,284**

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow and Unlevered Free Cash Flow

(in thousands)	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	FY 2022	FY 2021	FY 2020	FY 2019
Net cash provided by operating activities	**($32,711)**	**($60,027)**	**$42,227**	**$187,103**	**($15,777)**	**($64,543)**	**$149,009**	**$143,103**	**$89,454**	**$54,321**
Purchases of property and equipment	(582)	(356)	(808)	(643)	(440)	(1,761)	(3,651)	(3,988)	(2,771)	(4,469)
Capitalized product development costs	(10,272)	(9,676)	(8,175)	(12,358)	(12,007)	(8,920)	(41,460)	(35,920)	(28,822)	(30,473)
Free Cash Flow	**($43,565)**	**($70,059)**	**$33,244**	**$174,102**	**($28,224)**	**($75,224)**	**$103,898**	**$103,195**	**$57,861**	**$19,379**
Add:										
Cash paid for interest on outstanding debt	13,973	13,695	4,247	10,528	7,989	6,183	28,948	51,438	72,102	81,754
Unlevered Free Cash Flow	**($29,592)**	**($56,364)**	**$37,491**	**$184,630**	**($20,235)**	**($69,041)**	**$132,846**	**$154,633**	**$129,963**	**$101,133**

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